Investor Presentation February 2023 ®

CleanSpark cautions you that statements in this presentation that are not a description of historical facts are forward-looking statements. These statements are based on CleanSpark’s current beliefs and expectations. The inclusion of forward-looking statements should not be regarded as a representation by CleanSpark that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in our business, including, without limitation: known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success of its digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate; the timely completion of mining facilities or expansions thereof; recognizing the full benefits of immersion cooling; increasing difficulty rates for bitcoin mining; future hashrate growth; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; the expectations of future revenue growth may not be realized; the impact of global pandemics (including COVID-19) on logistics and shipping and the demand for our products and services; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K and any subsequent filings with the SEC. The forward-looking statements in this presentation are based upon information available to us as of the date it is given, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains aspirational statements regarding our efforts to source renewable and clean energy.  Our sustainable energy strategy includes the use of renewable energy certificates as well as other strategies and efforts we may employ from time to time to mitigate or change our energy mix.  Our sustainable energy strategy is at least in part dependent on the ability of certain third parties with which we contract to supply renewable and clean energy, and we do not control or independently review or audit their efforts or data.  Disclaimer

v What is Bitcoin Mining? A bitcoin mining company uses specialized computers to verify transactions on the bitcoin blockchain. Bitcoin is the reward miners earn for performing this service. Without mining, there would be no bitcoin. Mining is very energy intensive, so maintaining this increasingly important component of our digital infrastructure requires wise stewardship of our resources. We draw on our energy technology background to mine bitcoin in a responsible way. Since mining our very first bitcoin, we’ve used a sustainable energy mix that includes nuclear, hydroelectric, solar, and wind. We purchase renewable energy credits to account for differences in regional energy mixes to achieve our goal of 100% net carbon neutrality.

Bitcoin wallet transaction CleanSpark & other decentralized miners support the network by verifying and securing transactions.  Bitcoin wallet transaction What Do Miners Do?

What are Block Rewards? 21,000,000 BTC mined by 2140 Block rewards are reduced by half every 210,000 blocks (roughly every four years) until all 21M bitcoin are mined. When will that be? Sometime around 2140. 1 block every 10 min. 2140 2024 6.25 BTC per block 900 BTC per day Today

Vision:  Top 5 North American Bitcoin Miner Hashrate Our total computational power; when understood in the context of global hashrate, it determines how much bitcoin we are able to mine. Efficiency We determine efficiency by starting with our power costs and dividing it by our hashrate. Efficient miners produce more bitcoin while using fewer resources. Profitability Revenue, Net Income, and Adjusted EBITDA are metrics we use to evaluate our operating leverage. Sustainability We target energy sources that are primarily renewable & carbon-free; we participate in local renewable energy credit programs to offset any non-renewable sources of energy. Metrics That Matter

Monthly Production January 697 BTC Key Indicators* Current Operational Power 200 MW Daily Production High 24 BTC Projected Hashrate Current Hashrate  6.6 EH/s 16 EH/s BTC Mined FYTD  2,228 BTC Machines to be Delivered Machines Operating 66,750+ 3,680 *As of February 9. 2023 200 MW Planned Expansion

What Makes CleanSpark Different? Leave the world better than we found it. Build the infrastructure of the future. Value growth for the greater good.

Competitive wages substantially above industry average with clear career paths Full suite of employee benefits, including PTO, health insurance, and 401K plan Reinvesting in the communities we operate in through scholarships and other philanthropic commitments Targeting 100% renewable and low-carbon energy Engaged with Nasdaq's ESG advisory services to develop road map Collaborating with Sustainable Bitcoin Protocol Renewable energy credits with Georgia's Simple Solar Program Industry leading transparency with monthly production updates Committed to meaningful diversity in our workforce and leadership Quarterly management updates Environmental Social Governance We care about the environment and believe that bitcoin miners have an important role to play in decarbonizing our economy. We source sustainable energy and strive to constantly optimize our operations to make them more efficient. We collaborate with utilities to make the grid better for everyone. Leave the World Better than We Found It

How We Allocate Opportunity Current mix: 3/4th owned-and-operated  Hybrid approach of using co-location partnerships for scalability and wholly-owned locations to secure our future Infrastructure first; we balance how & when we acquire machines ASIC ecosystem is ripe for disruption—faster, better, newer technologies are on the horizon How We Acquire Hardware Current Mix How We Evaluate Sites Our growth philosophy takes into account the power source, the cost of power, and the cost of the facility We also take into consideration our potential community impact We partner with the communities we operate in and work to earn their trust. Whether building our own facilities or choosing partners to host our machines, we make a positive impact on local economies by developing underused infrastructure and creating new job opportunities.  Build the Infrastructure of the Future

We use capital transparently because securing the bitcoin blockchain is a privilege and a responsibility we take to heart. Bitcoin is a store of value and medium of exchange. We combine it with the wise stewardship of our equity and the responsible deployment of debt to grow our business in the best way possible—for our employees, our shareholders, and the bitcoin community. Value Growth for the Greater Good Bitcoin is our currency: we think it makes sense to sell bitcoin to generate more bitcoin Our approach to HODLing is strategic and our HODL balance will vary - a 100% HODL is not sustainable and comes at a cost to shareholders We expect our bitcoin holdings to incrementally increase over time We intend to offer various tools when issuing  equity for growth capital and acquisitions, not to fund daily operations Utilizing equity allows us to be nimble and quickly capitalize on accretive opportunities in the marketplace We expect with continued profitability to return capital to shareholders, including, but not limited to, stock buybacks or dividends We expect to apply "smart leverage" on our balance sheet to obtain affordable capital Finalized $35 million facility from Trinity Capital in April 2022 Growth plans will be accelerated with expansion of debt capital Equity Bitcoin Debt

Current and Future Performance

Bitcoin Mined and Hashrate Growth (Historical) Hashrate Total Bitcoin Mined Total Bitcoin Mined College Park Norcross Washington Sandersville Co-locations

Bitcoin Mined and Hashrate Growth (Projected) Hashrate Total Bitcoin Mined Total Bitcoin Mined College Park Norcross Washington Sandersville Co-Locations Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 New Opportunities PROJECTED BEGINNING OF YEAR (OCT. 1, 2022) 42,000+ Operational Miners 4.16 EH/s 140 MW Operational ~150,000 Operational Miners 16.0 EH/s ~450 MW Operational PROJECTED END OF CALENDAR YEAR (DEC. 31, 2023)

Capital Expenditures* *As of February 9, 2023 **Based on current pricing and dependent on miner model mix ***Planned infrastructure capex for Sandersville & Washington (200MW @ $350k/MW) Deployed 66,768 Ready for Deployment Miners on Hand 3,680 70,448 Miners to be purchased 75,000 - 95,000 Hashrate to meet 2023 YE guidance 9.4 EH/s Miner CapEx** $140m - $200m Construction CapEx*** Estimated CapEx $70m $210m - $280m EXISTING FLEET 2023 CAPEX MINERS NEEDED

*As Feb 5, 2023 **Percentage indicates energy mix comprised of non-carbon producing energy sources, including solar, wind, hydro, and nuclear, based on publicly reported energy mix data and/or data provided directly by utilities. Wholly-owned locations includes renewable credits; co-location data as reported by partner. ***Company is currently evaluating participation in Georgia's Simple Solar Program and expects to see this percentage increase once resolved.   Facility College Park Norcross Washington Sandersville Co-Locations Total Type Owned Owned Owned Owned Hosted Operational 38 MW 17.5 MW 32 MW 72 MW 50 MW 206 MW Planned Expansion 0 MW 0 MW 50 MW 150 MW 0 MW 200 MW Carbon Free Energy** 95% 40%*** 70% 72% 99% Our Facilities*

Key Indicators 660 BTC 1,531 BTC Q1 FY22 Q1 FY23 Bitcoin Mined 18,800 63,700+ Dec 31, 2021 Dec 31, 2022 Machines Operating 1.9 EH/s 6.2 EH/s Dec 31, 2021 Dec 31, 2022 Hashrate 66.5MW 200MW Dec 31, 2021 Dec 31, 2022 MW Operational 2 4 Dec 31, 2021 Dec 31, 2022 Wholly-owned Facilities

Performance Landscape: Top of Pack for Hashrate, BTC Mined, & Efficiency BTC Mined In EH/s BTC Mined Hashrate Efficiency Source: Most recently available company filings (January 2023) Source: Most recently available company filings (January 2023) Source: MinerMag, January 2023 Bitcoin Hashrate Realization Rate Market Cap In Millions February 14, 2023

CleanSpark is America's Bitcoin Miner™ Our vision is to build the infrastructure of the future by being a Top 5 North American miner in terms of hashrate, sustainability, efficiency, & profitability.  We have 206 MW operational, a daily BTC production average of 22.4 per day, and a rapidly expanding hashrate currently at 6.6 EH/s, about 2.5% of total global hashrate.* We expect to grow to 16 EH/s by the end of 2023. *As of February 10, 2023

Appendix

Management Team Natasha Betancourt CHIEF OF STAFF Taylor Monnig VP, MINING TECHNOLOGY Isaac Holyoak CHIEF COMMUNICATIONS OFFICER Gary A. Vecchiarelli CHIEF FINANCIAL OFFICER Zach Bradford CEO & PRESIDENT S. Matthew Schultz EXECUTIVE CHAIRMAN Rachel Silverstein SVP, COMPLIANCE & GENERAL COUNSEL Scott Garrison VP, BUSINESS DEVELOPMENT Joni McMillan VP, ORGANIZATIONAL DEVELOPMENT

Q1-23 December 31, 2022 YTD-23 December 31, 2022 Revenue, Net Bitcoin mining revenue, net $ 27,746 $ 27,746 Other services revenue 73 73 Total revenue, net $ 27,819 $ 27,819 Costs and Expenses Cost of revenues  (exclusive of depreciation and amortization shown below)  20,416 20,416 Professional fees  2,831 2,831 Payroll expenses  9,802 9,802 General and administrative expenses  3,724 3,724 Other impairment expense (related to bitcoin)  83 83 Realized loss on sale of digital currency  517 517 Depreciation and amortization  19,329 19,329 Total costs and expenses  $ 56,702 $ 56,702 (Loss) Income from operations (28,883) (28,883) Other income (expense) Change in fair value of contingent consideration  485 485 Realized gain on sale of equity security - - Unrealized loss on equity security - - Unrealized loss on derivative security  (1,271) (1,271) Interest income  70 70 Interest expense  (889) (889) Total other (expense) income (1,605) (1,605) Income Statement FY23  ($ in thousands, except per value and share amounts)

Q1-23 December 31, 2022 YTD-23 December 31, 2022 (Loss) Income before income tax (expense) or benefit (30,488) (30,488)  Income tax expense -   -    Loss from continuing operations $ (30,488) $ (30,488) Discontinued operations  Loss from discontinued operations $ 1,457 $ 1,457 Net (loss) income $ (29,031) $ (29,031)  Preferred stock dividends  - -  Other comprehensive income 29 29  Total comprehensive income (loss) attributable to common shareholders  $ (29,002) $ (29,002)  Loss from continuing operations per common share - basic  $ - $ -  Weighted average common shares outstanding - basic  66,395,174 66,395,174  Loss from continuing operations per common share - diluted  - -  Weighted average common shares outstanding - diluted  66,395,194 66,395,194  Non-GAAP adjusted EBITDA calculation per SEC docs   Net loss $ (29,031) $ (29,031)  Loss on discontinued operations (1,457) (1,457)  Other impairment expense (related to bitcoin)  83 83  Depreciation and amortization  19,329 19,329  Share-based compensation expense  5,878 5,878  Change in fair value of contingent consideration  (485) (485)  Realized loss on sale of bitcoin 517 517  Unrealized loss of derivative security  1,271 1,271  Interest income (70) (70)  Interest expense 889 889  Legal fees and litigation related expenses  1,163  1,163  Legal fees related to financing & business development transactions 542 542 Non-GAAP adjusted EBITDA  $ (1,371) $ (1,371) Income Statement FY23 (cont’d) ($ in thousands, except per value and share amounts)

Income Statement FY22

($ in thousands, except per value and share amounts)

	Q1-22 December 31, 2021		Q2-22 March 31, 2022		Q3-22 June 30, 2022		Q4-22 September 30, 2022		FY-22 September 30, 2022	
Revenue, Net										
Bitcoin Mining Revenue, Net	$	36,975	$	36,966	$	30,942	$	26,117	$	131,000
Other Services Revenue		150		86		86		203		525
Total Revenue, Net	**$**	**37,125**	**$**	**37,052**	**$**	**31,028**	**$**	**26,320**	**$**	**131,524**
Costs and Expenses										
Cost of revenues (exclusive of depreciation and amortization shown below)		5,636		8,543		10,341		16,714		41,234
Professional fees		3,102		911		1,433		1,023		6,469
Payroll expenses		7,328		9,265		7,618		16,710		40,920
General and administrative expenses		1,816		3,011		2,113		3,482		10,423
(Gain) Loss on disposal of assets		278		(921)		-		-		(643)
Other impairment expense (related to bitcoin)		6,222		811		4,419		758		12,210
Impairment expense - other		-		-		-		250		250
Impairment expense - goodwill		-		-		-		12,048		12,048
Realized gain (loss) on sale of bitcoin		(9,995)		2,734		5,234		(540)		(2,567)
Depreciation and amortization		7,427		10,912		14,811		15,894		49,045
Total costs and expenses	**$**	**21,814**	**$**	**35,266**	**$**	**45,969**	**$**	**66,340**	**$**	**169,389**
Income (loss) from operations		15,311		1,786		(14,941)		(40,020)		(37,865)
Other income		-		308		-		-		308
Change in fair value of contingent consideration		55		290		-		(40)		306
Realized gain on sale of equity security		1		-		-		-		1
Unrealized loss on equity security		(2)		-		-		-		(2)
Unrealized gain (loss) on derivative security		299		(1,410)		(1,033)		194		(1,950)
Interest income		33		52		52		53		191
Interest expense		(53)		(8)		(314)		(703)		(1,078)
Total other income (expense)	$	333	$	(768)	$	(1,295)	$	(495)	$	(2,224)

Income Statement FY22 (cont'd)

($ in thousands, except per value and share amounts)

	Q1-22 December 31, 2021	Q2-22 March 31, 2022	Q3-22 June 30, 2022	Q4-22 September 30, 2022	FY-22 September 30, 2022
Income (loss) before income tax (expense) or benefit	$ 15,644	$ 1,018	$ (16,236)	$ (40,515)	$ (40,089)
Income tax (expense) or benefit	-	-	-	-	-
Income (loss) from continuing operations	15,644	1,018	(16,236)	(40,515)	(40,089)
Loss from discontinued operations	(1,158)	(1,188)	(13,104)	(1,786)	(17,237)
Net income (loss)	14,486	(171)	(29,340)	(42,301)	(57,326)
Other comprehensive income	18	28	29	40	116
Preferred stock dividends	315	21	-	-	335
Total comprehensive income (loss) attributable to common shareholders	**$ 14,189**	**$ (163)**	**$ (29,311)**	**$ (42,261)**	**$ (57,545)**
Income (loss) per common share - basic	$ -	$ -	$ -	$ (1)	$ (1)
Weighted average common shares outstanding - basic	40,279,938	41,336,342	41,277,090	42,614,197	42,614,197
Income (loss) per common share - diluted	-	-	-	(1)	(1)
Weighted average common shares outstanding - diluted	40,485,761	41,336,342	41,277,090	42,614,197	42,614,197
Non-GAAP adjusted EBITDA calculation per SEC docs					
Net income (loss)	$ 14,486	$ (171)	$ (29,340)	$ (42,301)	$ (57,326)
Loss on discontinued operations	1,158	1,188	13,104	1,786	17,237
Other impairment expense (related to bitcoin)	6,222	811	4,419	758	12,210
Impairment expense - other	-	-	-	250	250
Impairment expense - goodwill	-	-	-	12,048	12,048
Depreciation and amortization	7,427	10,912	14,811	15,894	49,045
Share-based compensation expense	5,749	6,554	5,213	13,949	31,465
Other income	-	(308)	-	-	(308)
Change in fair value of contingent consideration	(55)	(290)	-	40	(306)
Realized (gain)/loss on sale of bitcoin	(9,995)	2,734	5,234	(540)	(2,567)
Realized gain on sale of equity security	(1)	-	-	-	(1)
Unrealized loss of equity security	2	-	-	-	2
Unrealized (gain)/loss of derivative security	(299)	1,410	1,033	(194)	1,950
Interest income	(33)	(52)	(52)	(53)	(191)
Interest expense	53	8	314	703	1,078
(Gain)/loss on disposal of assets	278	(921)	-	-	(643)
One-time legal fees related to litigation	136	116	143	126	522
One-time legal fees related to financing & business development transactions	-	41	189	597	827
Severance expenses	-	289	102	14	405
Non-GAAP adjusted EBITDA	$ 25,128	$ 22,322	$ 15,170	$ 3,077	$ 65,698

Balance Sheet ($ in thousands, except per value and share amounts)  December 31, 2022 September 30, 2022 Assets Current assets Cash and cash equivalents $ 2,061 $ 20,463 Accounts receivable, net 30 27 Inventory 392 216 Prepaid expense and other current assets 6,069 7,931 Bitcoin 3,863 11,147 Derivative investment asset 1,685 2,956 Investment in debt security, AFS, at fair value $639 610 Current assets held for sale  6,447 7,426 Total current assets $ 21,186 $ 50,776 Property and equipment, net $ 434,777 $ 376,781 Operating lease right of use asset 5,482 551 Intangible assets, net 6,213 6,485 Deposits on mining equipment 5,814 12,497 Other long-term asset 4,640 3,990 Goodwill 8,043 - Long-term assets held for sale  634 1,545 Total assets $ 486,789 $ 452,625

Balance Sheet (cont’d) ($ in thousands, except per value and share amounts)  December 31, 2022 September 30, 2022 Liabilities and stockholders' equity Current liabilities Accounts payable and accrued liabilities $ 27,927 $ 24,662 Operating lease liability 260 113 Finance lease liability 218 260 Contingent consideration 4,840 - Loans payable 7,504 7,786 Dividends payable 21 21 Current liabilities held for sale 830 1,199 Total current liabilities $ 41,600 $ 34,041 Long-term liabilities Operating lease liability, net of current portion 5,457 447 Finance lease liability, net of current portion 129 180 Loans payable, net of current portion  12,099 13,433 Long-term liabilities held for sale 469 512 Total liabilities $ 59,754 $ 48,613 Stockholders' equity Common stock 72 56 Preferred stock 2 2 Additional paid-in capital 651,907 599,898 Accumulated other comprehensive income 139 110 Accumulated deficit (225,085) (196,054) Total stockholders' equity 427,035 404,012 Total liabilities and stockholders’ equity $ 486,789 $ 452,625

Non-GAAP Measures Adjusted EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”). Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company's non-cash operating expenses, CleanSpark management believes that providing a non-GAAP financial measure that excludes non-cash and non-recurring expenses allows for meaningful comparisons between the Company's core business operating results and those of other companies, as well as providing the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. The Company's Adjusted EBITDA measure may not provide information that is directly comparable to that provided by other companies in its industry, as other companies in its industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. The Company's Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. Our management does not consider Adjusted EBITDA to be a substitute for, or superior to, the information provided by GAAP financial results. We are providing supplemental financial measures for non-GAAP adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) that excludes the impact of interest, taxes, depreciation, amortization, our share-based compensation expense, and impairment of assets, unrealized gains/losses on securities, certain financing costs, other non-cash items, certain non-recurring expenses, and impacts related to discontinued operations. These supplemental financial measures are not measurements of financial performance under GAAP and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe that these non-GAAP financial measures are also useful to investors and analysts in comparing our performance across reporting periods on a consistent basis. Adjusted EBITDA excludes (i) impacts of interest, taxes, and depreciation; (ii) significant non-cash expenses such as our share-based compensation expense, unrealized gains/losses on securities, certain financing costs, other non-cash items that we believe are not reflective of our general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) significant impairment losses related to long-lived and digital assets, which include our bitcoin for which the accounting requires significant estimates and judgment, and the resulting expenses could vary significantly in comparison to other companies; and (iv) and impacts related to discontinued operations that would not be applicable to our future business activities. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from Adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. We have also excluded impairment losses on assets, including impairments of our digital currency our non-GAAP financial measures, which may continue to occur in future periods as a result of our continued holdings of significant amounts of bitcoin. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our Consolidated Financial Statements, which have been prepared in accordance with GAAP. We rely primarily on such Consolidated Financial Statements to understand, manage, and evaluate our business performance and use the non-GAAP financial measures only supplementally.